Riverview BANCORP

Kevin Lycklama
President and Chief Executive Officer

Dan Cox
Executive Vice President and Chief Credit Officer

Investor Presentation
March 2023

NASDAQ: RVSB

Riverview
BANCORP

Board of Directors

Gerald L. Nies - Chair
Bradley J. Carlson – Vice Chair
Patricia W. Eby
Stacey A. Graham
Larry A. Hoff
Kevin J. Lycklama
Valerie Moreno
Patrick Sheaffer
Bess R. Wills

Leadership Team

Kevin J. Lycklama, *President & CEO*
David Lam, *Executive VP & CFO*
Daniel D. Cox, *Executive VP & CCO*
Tracie L. Jellison, Executive *VP & CRBO*
Stephen Plambeck, *Executive VP & CLO*
Evan Sowers, *CEO Riverview Trust Company*

Forward-Looking Statements

Riverview BANCORP

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in Riverview Bancorp, Inc. ("Company") or "RVSB" the Company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the Company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, the Company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in the Company's market areas; secondary market conditions for loans and the Company's ability to sell loans in the secondary market; results of examinations of us by the Federal Deposit Insurance Corporation, the Washington state Department of Financial Institutions or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase the Company's reserve for loan losses, write-down assets, change Riverview Bank's regulatory capital position or affect the Company's ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the Company's ability to attract and retain deposits; further increases in premiums for deposit insurance; the Company's ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company's assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on the Company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company's workforce and potential associated charges; computer systems on which the Company depends could fail or experience a security breach; the Company's ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and the Company's ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; the Company's ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services and the other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC").

Such forward-looking statements may include projections. Any such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.

The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company's operating and stock price performance.

Riverview
BANK

It’s about you

CELEBRATING
100
Riverview
BANK
100 YEARS

Riverview Branch Locations



Columbia River
Yacolt
Battle Ground
Scappoose
Sauvie Island
Vancouver
Camas
Hillsboro
Portland
Gresham
Columbia River Gorge National Scenic Area
Hood River
Klickitat
Goldendale
Lyle
Biggs Junction
The Dalles
Mt Hood
Dufur
Sandy
Oregon City
Eagle Creek
Estacada
Mt Hood Village
Government Camp
Mt. Hood National Forest
Grass Valley
Tygh Valley
Maupin
Newberg
Colton
Woodburn
Ripplebrook
Pine Grove
Silverton
Sublimity
Stayton
Shaniko
Antelope
WARM SPRINGS RESERVATION

Riverview Branch Locations

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total Assets of $1.6B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company - $855.9 Million AUM

Corporate History

1923	1971	1993	1997	2005	2007	2017	2021	2022	2023
• Clarke County Savings and Loan was founded	• Rebranded to Riverview Savings Association	• Began trading on NASDAQ	• Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank	• Acquisition of Today's Bancorp	• Acquisition of American Pacific Bank	• Acquisition of MBank	• Converted to a Washington State Commercial Bank Charter • Board of Directors approve 500,000 share repurchase • Board of Directors approve $5.0 million share repurchase	• Board of Directors approve $5.0 million share repurchase • Rebranded to Riverview Bank • Board of Directors approve $2.5 million share repurchase	• 100 Year Anniversary of Riverview Bank

Third Quarter Highlights – December 31, 2022

Riverview BANCORP

- Net Income of $5.2 million ($0.24 EPS) compared to $5.5 million ($0.25 EPS) for the comparable quarter one year ago
- PTPP (non-GAAP) income was $6.8 million compared to $6.8 million in the preceding quarter and $5.9 million for the third fiscal quarter a year ago.
- Net interest income increased to $13.7 million compared to $13.4 million in the preceding quarter and $12.1 million for the third fiscal quarter a year ago.
- NIM expanded to 3.48% for the quarter compared to 3.30% in the preceding quarter and 2.96% for the year ago quarter.
- Total loans were $1.0 billion compared to $1.0 billion last quarter and $962.2 million a year ago.
- Asset quality remained strong with NPA (net of SBA and USDA guaranteed loans) (non-GAAP) at $236,000, or 0.01% of total assets at December 31, 2022.
- Total deposits were $1.4 billion compared to $1.5 billion three months earlier.
- Cost of deposits was 0.08% for the quarter compared to 0.09% for the preceding quarter and 0.08% for the third fiscal quarter a year ago.

Total Assets


(Dollars in millions)
Millions
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$1,151.5
$1,156.9
$1,180.8
$1,549.2
$1,740.1
$1,598.7
2018
2019
2020
2021
2022
2023 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Total Loans and Yield on Loans



(Dollars in millions)
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
6.00%
5.50%
5.00%
4.50%
4.00%
$811.4
5.03%
$876.1
5.32%
$911.5
5.25%
$93.4 (PPP)
$849.8
4.71%
$3.1 (PPP)
$987.3
4.72%
$1,016.5
4.50%
2018
2019
2020
2021
2022
2023 FQ3
Total Loans
PPP Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Composition



Loan Diversification
(in thousands)
Land
$6,481
Multi-family
$55,157
Commerial business
$238,740
Commercial real estate
$562,180
Commerical real estate - Non Owner Occupied
$402,203
Commerical real estate - Owner Occupied
$159,977
Real estate construction
$51,153
Real estate one-to-four family
$101,122
Other installment
$1,680

Loan Composition



Commerical real estate - Non-Owner Occupied
Commerical real estate - Owner Occupied



CRE – Non-Owner Occupied
Single Purpose Facilities 10.7%
Office Buildings 21.8%
Mini Storage 13.3%
Warehouse & Industrial 8.3%
Motel / Hotel 26.5%
Assisted Living Facilities 0.1%
Retail Strip Center 19.3%



CRE - Owner Occupied
Other 7.0%
Accommodation 3.0%
Arts & Entertainment 0.1%
Wholesale trade 6.9%
Construction 7.2%
Health Care 7.2%
Manufacturing 12.3%
Retail 29.0%
Other Services 3.9%
Professional 3.9%
Real estate 19.5%

Asset Quality

Dollars in thousands



$3,000
$2,000
$1,000
$-
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$2,418
$1,519
$1,395
$395
$273
$236
0.30%
0.17%
0.15%
0.04%
0.03%
0.02%
2018
2019
2020
2021
2022
2023 FQ3
Nonperforming Loans
Percent of Total Loans

Note: Excludes nonperforming Government Guaranteed Loans (non-GAAP)

Loan Loss Reserves / Total Loans



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.33%
1.31%
1.38%
2.03%
1.47%
1.43%
2018
2019
2020
2021
2022
2023 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposits and Cost of Deposits



(Dollars in millions)
$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$995.7
$925.1
$990.4
$1,346.1
$1,533.9
$1,366.0
0.12%
0.10%
0.30%
0.21%
0.10%
0.08%
2018
2019
2020
2021
2022
2023 FQ3
Total Deposits
Cost of Deposits

	Current Cycle		Prior Rate Cycle (2015 - 2019)	
	Interest-bearing	Total	Interest-bearing	Total
Cost of Deposits	0.12%	0.08%	0.54%	0.38%
Change from Peak	0.01%	0.01%	0.40%	0.28%
Deposit Beta	**0.30%**	**0.30%**	**18%**	**12%**

Deposit Mix



Money market
17.6%
Non-interest bearing
34.5%
Regular savings
21.2%
Interest checking
20.3%
Certificates of deposit
6.4%

Net Interest Income and Net Interest Margin



Dollars in thousands
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$42,965
$47,054
$45,731
$44,917
$47,625
$39,792
4.12%
4.45%
4.26%
3.41%
3.03%
3.30%
2018
2019
2020
2021
2022
2023 FQ3
Net Interest Income
Net Interest Margin

Noninterest Expense and Efficiency Ratio



Dollars in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
$35,618
$35,699
$36,263
$36,254
$36,718
$29,421
66.43%
61.38%
62.42%
64.73%
60.82%
60.02%
2018
2019
2020
2021
2022
2023 FQ3
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Profitability

Return on Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
0.90%
1.51%
1.35%
0.74%
1.31%
1.27%
2018
2019
2020
2021
2022
2023 FQ3

Return on Average Tangible Equity



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
11.59%
17.90%
13.61%
8.45%
16.47%
15.84%
2018
2019
2020
2021
2022
2023 FQ3

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Shareholder Friendly Capital Management

- July 2018: Announced an increase in the quarterly cash dividend to $0.035 per share
- December 2018: Announced an increase in the quarterly cash dividend to $0.04 per share
- July 2019: Announced an increase in the quarterly cash dividend to $0.045 per share
- December 2019: Announced an increase in the quarterly cash dividend to $0.05 per share
- February 2020: Announced Stock Repurchase Plan of 500,000 shares
- June 2021: Announced Stock Repurchase Plan of $5.0 Million
- September 2021: Announced an increase in the quarterly cash dividend to $0.055 per share
- March 2022: Announced Stock Repurchase Plan of $5.0 Million
- June 2022 Announced an increase in the quarterly cash dividend to $0.06 per share
- November 2022: Announced Stock Repurchase Plan of $2.5 Million

	2018	2019	2020	2021	2022	2023 FQ3
Leverage Ratio	10.3%	11.6%	11.8%	9.6%	9.2%	10.1%
Tier 1 Risk-Based Capital Ratio	14.2%	15.6%	15.8%	16.1%	15.1%	15.5%
Total Capital Ratio	15.4%	16.9%	17.0%	17.4%	16.4%	16.7%
Common Shares Outstanding	22,570,179	22,607,712	22,544,285	22,351,235	22,127,396	21,496,335

Financial data is presented as of RVSBs Fiscal Year Ended March 31 for each respective year

Shareholders' Equity

"Well-Capitalized"

Total Shareholders' Equity


180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$116.9
$133.1
$148.8
$151.6
$157.2
$152.0
2018
2019
2020
2021
2022
2023 FQ3

Tangible Equity / Tangible Assets*


12%
9%
6%
3%
0%
7.9%
9.3%
10.5%
8.1%
7.6%
7.9%
2018
2019
2020
2021
2022
2023 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Non-GAAP Measures

Pre-tax, pre-provision income

(Dollars in thousands)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021	Nine Months Ended December 31, 2022	Nine Months Ended December 31, 2021
Net income (GAAP)	$ 5,240	$ 5,194	$ 5,510	$ 15,086	$ 17,695
Include: Provision for income taxes	1,575	1,567	1,661	4,508	5,174
Include: Provision for (recapture of) loan losses	-	-	(1,275)	-	(3,975)
Pre-tax, pre-provision income (non-GAAP)	$ 6,815	$ 6,761	$ 5,896	$ 19,594	$ 18,894

Non-performing loans reconciliation, excluding Government Guaranteed Loans

(Dollars in thousands)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021
Non-performing loans (GAAP)	$ 12,613	$ 20,979	$ 1,840
Less: Non-performing Government Guaranteed loans	(12,377)	(20,731)	(1,552)
Adjusted non-performing loans excluding Government Guaranteed loans (non-GAAP)	$ 236	$ 248	$ 288
Non-performing loans to total loans (GAAP)	1.24%	2.08%	0.19%
Non-performing loans, excluding Government Guaranteed loans to total loans (non-GAAP)	0.02%	0.02%	0.03%
Non-performing loans to total assets (GAAP)	0.79%	1.25%	0.11%
Non-performing loans, excluding Government Guaranteed loans to total assets (non-GAAP)	0.01%	0.01%	0.02%